Fair Value Measurement (Financial Instruments Measured at Fair Value by Level within Fair Value Hierarchy) (Details) - Fair Value, Measurements, Recurring [Member] - Significant Other Observable Inputs (Level 2) [Member] - CNY (¥)
¥ in Thousands
	Jun. 30, 2015	Jun. 30, 2014
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Restricted cash-current	¥ 6,103	¥ 0
Time deposits and restricted time deposits-current	324,553	141,393
Restricted cash-non-current	0	8,024
Restricted time deposits-non-current	210,471	351,872
Interest rate swap agreement	0	(33)
Total	¥ 541,127	¥ 501,256